EXHIBIT 10.5

                                                EXHIBIT A to SPA of June 30,2005

THIS DEBENTURE AND THE SHARES ISSUABLE UPON THE CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN, OR IN THE SECURITIES PURCHASE AGREEMENT, NEITHER THIS DEBENTURE NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                COMPUPRINT, INC.

                            6% CONVERTIBLE DEBENTURE
                         Principal Amount: [$2,000,000]

Debenture No. [1]
Date of Issuance: [June 30, 2005]

      THIS DEBENTURE, issued to ENFICON ESTABLISHMENT (the "Holder") is a duly authorized and issued Convertible Debenture of CompuPrint, Inc., a North Carolina corporation (the "Company"), designated as its 6% Convertible Debenture dated [June 30, 2005] (the "Debenture"), due on December 31, 2007 (the "Maturity Date"). The obligations of the Company under this Debenture shall be secured by 2,000,000 shares of the Company's common stock.

      This Debenture has been executed and delivered pursuant to the Securities Purchase Agreement, dated June 30, 2005 between the Company and the Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

      This Debenture is subject to the following additional provisions:

      1. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and the Holder shall execute and deliver all required documentation in connection therewith.

      2. This Debenture has been issued subject to investment representations of the Holder hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      3. The Holder of this Debenture is entitled, at its option, to convert at any time the principal amount of this Debenture or any portion thereof, at the Holder's election, into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") of $1.00 per share, subject to adjustment for stock splits and the like. The number of shares of Common Stock issuable upon a conversion shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

            If, upon any election of conversion of this Debenture, the Company's issuance of Conversion Shares would cause it to violate any listing requirement of the OTCBB or other public market through which the Company's Common Stock is listed or quoted, then in lieu of such stock issuance, at the Holder's election, the Company shall pay the Holder cash in an amount equal to the amount elected for conversion.

            The issuance of certificates for shares of the Common Stock on conversion of the Debenture shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      4. The Company may repay in cash the principal amount of the Debenture, in whole or in party, at any time prior to the Maturity Date, upon five business days prior written notice. The Holder shall have five business days after such notice to elect to convert the Debenture or accept cash payment. If the Holder elects to convert the Debenture, the Holder shall be entitled to shares of common stock as provided for herein; and, in the absence of a written election of conversion given by the Holder and received by the Company within such time period, the Company shall be entitled to make such cash payment. The Company will pay the principal, and accrued interest, if any, by check or wire transfer to the person who is the registered holder of this Debenture as of the fifth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of principal (and interest, if any) hereunder and shall satisfy and discharge the liability for principal (and interest, if any) on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

            Interest shall accrue on the principal amount of the Debenture at the simple rate of 6% per annum from the date of issuance, and shall be payable at maturity. Interest shall be calculated on the basis of a 365-day year. Notwithstanding anything to the contrary herein, in the event of conversion of the Debenture, in whole or in part, the Holder shall forfeit any accrued interest on the converted principal amount.

      5. The Debenture shall be subject to a mandatory conversion in the event that the Company's non-insider Common Stock trades in the public securities market at a price of $2.00 per share or more with a mean average weekly volume of 250,000 shares or more in eight (8) consecutive weeks.

      6. Conversion of all or a part of this Debenture shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion" bearing the original signature ), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder delivers the Notice of Conversion duly executed with an original signature to the Company. The Company shall use its best efforts to deliver certificate(s) representing Common Stock upon conversion to the Holder within five (5) Trading Days from the date the Notice of Conversion is delivered to the Company ("Delivery Date"). Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

      7. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Debenture at the time, place, and in the coin or currency or shares of Common Stock herein prescribed. This Debenture is a direct obligation of the Company.

            The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions provided for herein) upon the conversion of the outstanding principal amount of the

Debenture hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

      8. No recourse shall be had for the payment of the principal of (or the interest on) this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      9. (a) In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, except in connection with the contemplated reincorporation of the Company under the laws of the State of Delaware and in connection with the contemplated parent-subsidiary merger of the Company and its wholly-owned subisidary, Terra Insight Corporation, a Delaware corporation, the Conversion Price and the number of Conversion Shares issuable upon conversion of the Debenture shall be adjusted in a fair, equitable and reasonable manner so that the Holder of this Debenture shall be entitled to receive the kind and number of shares which the Holder would have owned had the Debenture been converted in advance of such event.

            (b) All calculations under this Section shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding on a fully diluted basis.

            (c) Whenever the Conversion Price is adjusted pursuant to any of Section, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      10. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Conversion Shares except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

      11. The following shall constitute an "Event of Default":

            a. The Company shall default in the payment of principal on this Debenture on maturity and same shall continue for a period of twenty business days; or

            b. Any of the material representations or warranties made by the Company herein or in the Purchase Agreement in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

            c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon proper exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for twenty business days; or

            d. The Company shall, without cause, fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, or this Debenture and such failure shall continue uncured for a period of thirty days after written notice from the Holder of such failure; or

            e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

            g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

            h. Any money judgment, writ or warrant of attachment, or similar process in excess of Three Hundred Thousand Dollars ($300,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

            i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

      Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Holder, and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

      12. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      13. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

      14. Miscellaneous.

            (a) Jurisdiction. This Debenture shall be binding upon any successors or assigns of the Company. This Debenture shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules, and be subject to governing law provisions set forth in Section 7 of the Securities Purchase Agreement dated June 30, 2005.

            (b) Restrictions. The Holder acknowledges that the Conversion Shares acquired upon the conversion of this Debenture, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Debenture, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

            (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Debenture or purchase Conversion Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Debenture. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Debenture and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (g) Successors and Assigns. Subject to applicable securities laws, this Debenture and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Debenture are intended to be for the benefit of all Holder from time to time of this Debenture and shall be enforceable by any such Holder or holder of Conversion Shares.

            (h) Indemnification. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Debenture; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the negligence, bad faith or willful misconduct in its capacity as a stockholder or Debenture holder of the Company.

            (i) Amendment. This Debenture may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            (j) Severability. Wherever possible, each provision of this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Debenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Debenture.

            (k) Headings. The headings used in this Debenture are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Debenture.

                            [signature page follows]

      IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

Dated:  [June 30, 2005]

                                       COMPUPRINT, INC.

                                       By: /s/ Roman Rozenberg
                                           -------------------------------------
                                           Name: /s/ R. Rozenberg
                                                 -------------------------------
                                           Title: CEO
                                                  ------------------------------

                                       /s/ Alexander Fedyaev

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

      The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. [1] into Shares of Common Stock of CompuPrint, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Date of Conversion:
                   -------------------------------------------------------------

Conversion Price:
                 ---------------------------------------------------------------

Number of Shares of Common Stock to be Issued:
                                              ----------------------------------

Name:
     ---------------------------------------------------------------------------

Signature:
          ----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------